EVENTS SINCE THE BALANCE SHEET DATE	12 Months Ended
Dec. 31, 2022
Disclosure of events after reporting period [Abstract]
EVENTS SINCE THE BALANCE SHEET DATE
NOTE 46: EVENTS SINCE THE BALANCE SHEET DATE
Acquisition of Tusker
On 21 February 2023, Lloyds Bank Asset Finance Limited, a wholly-owned subsidiary of the Group, acquired 100 per cent of the ordinary share capital of Hamsard 3352 Limited (“Tusker”), which together with its subsidiaries operates a vehicle management and leasing business. The acquisition will enable the Group to expand its salary sacrifice proposition within motor finance. Cash consideration was approximately £300 million[1]. As a result of the limited time available between the acquisition and the approval of these financial statements, the Group is still in the process of finalising the fair value of the individual assets and liabilities acquired including the associated identifiable intangible assets and goodwill.
1    Subject to customary adjustments.